UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2016 Date of report (Date of earliest event reported)

LifeLock, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware	001-35671	56-2508977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Rio Salado Parkway, Suite 400 Tempe, Arizona 85281 (Address of principal executive offices and zip code) (480) 682-5100 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 1, 2016, LifeLock, Inc. (“LifeLock” or the "Company") issued a press release announcing its financial results for the third quarter ended September 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information furnished in this Item 2.02 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit
Number	Exhibits
99.1        Press Release, dated November 1, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFELOCK, INC.
Date:	November 1, 2016	By:	/s/ Douglas Jeffries
Douglas Jeffries
Chief Financial Officer and Chief Administrative Officer

EXHIBIT INDEX
99.1    Press Release, dated November 1, 2016.